Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 10, 2012, is entered into by and between GEN-PROBE INCORPORATED, a Delaware corporation (the “Borrower”), and BANK OF AMERICA, N.A. (the “Lender”).

RECITALS

A. The Borrower and the Lender are party to that certain Credit Agreement dated as of February 27, 2009 (as amended by Amendment to Credit Agreement dated as of March 23, 2009, as amended by Amendment No. 2 to Credit Agreement dated as of February 11, 2010, as amended by Amendment No. 3 to Credit Agreement dated as of February 10, 2011, as amended by Amendment No. 4 to Credit Agreement dated as of June 24, 2011, as amended by Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Pledged Collateral Account Control Agreement dated as of September 30, 2011, as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender has extended certain credit facilities to the Borrower.

B. The Borrower has requested that the Lender agree to certain amendments with respect to the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement. As used herein, “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrower pursuant to Section 4 hereof.

2. Amendment to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

Section 1.01 of the Credit Agreement shall be amended at the definition of “Maturity Date” by deleting “February 24, 2012” and inserting in its place “February 22, 2013”.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

(a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b) The execution, delivery and performance by the Borrower of this Amendment and the other Amendment Documents have been duly authorized by all necessary corporate and other organizational action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date after giving effect to this Amendment, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they shall be true and correct as of such earlier date after giving effect to this Amendment.

(d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.

(e) The obligations of the Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Effective Date. This Amendment will become effective when each of the conditions precedent set forth in this Section 4 has been satisfied (the “Effective Date”):

(a) The Lender shall have received from the Borrower a duly executed original counterpart to this Amendment.

(b) The Lender shall have received from the Borrower a certificate signed by the secretary or assistant secretary of the Borrower, dated the Effective Date, in form and substance satisfactory to the Lender, and certifying evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment.

(c) The Borrower shall have paid to the Lender all reasonable and documented costs and attorneys’ fees incurred by the Lender in connection with this Amendment and the other Amendment Documents, to the extent invoiced prior to the Effective Date.

(d) The Lender shall have received, in form and substance satisfactory to it, such additional approvals, consents, documents and other information as the Lender shall reasonably request.

5. Reservation of Rights. The Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments or consents under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document.

6. Miscellaneous.

(a) Except as expressly amended or modified hereby, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as modified by this Amendment. This Amendment shall be deemed incorporated into, and be a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTION 9.13, 9.14 AND 9.15 OF THE CREDIT AGREEMENT RELATING TO, INTER ALIA, GOVERNING LAW, SUBMISSION TO JURISDICTION, VENUE, WAIVER OF THE RIGHT TO TRIAL BY JURY, AND JUDICIAL REFERENCE, THE PROVISIONS OF WHICH SECTIONS ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by telecopy, facsimile or other electronic transmission (including .PDF) to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a telecopy, facsimile or other electronically transmitted document purportedly bearing the signature of the Borrower or one of the other parties hereto, as applicable, shall bind the Borrower or such other party, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the telecopy, facsimile or other electronically transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

(e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except by a written agreement executed by the Borrower and the Lender.

(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g) The Borrower covenants to pay to or reimburse the Lender, upon demand, for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery, and enforcement of this Amendment.

(h) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GEN-PROBE INCORPORATED, as the Borrower

By:	/s/ Herm Rosenman
Name: Herm Rosenman
Title: Senior Vice President, Finance & Chief Financial Officer

Signature Page to Amendment No. 6 to Credit Agreement

BANK OF AMERICA, N.A., as the Lender

By:	/s/ John C. Plecque
Name: John C. Plecque
Title: Senior Vice President

Signature Page to Amendment No. 6 to Credit Agreement